VUF-Q3

Quarterly Report
September 30, 2025
MFS®  Utilities Series

MFS® Variable Insurance Trust

Portfolio of Investments
9/30/25 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Energy - Renewables – 2.1%
EDP Renovaveis S.A.	1,622,018	$21,424,021
Generac Holdings, Inc. (a)	23,073	3,862,420
		$25,286,441
Natural Gas - Distribution – 3.1%
Atmos Energy Corp.	124,494	$21,257,350
NiSource, Inc.	276,315	11,964,439
Spire, Inc.	36,132	2,945,481
		$36,167,270
Telecom Services – 0.3%
Hellenic Telecommunications Organization S.A.	180,573	$3,417,470
Utilities - Electric Power – 91.7%
Alliant Energy Corp.	503,064	$33,911,544
Ameren Corp.	436,114	45,521,579
American Electric Power Co., Inc.	379,556	42,700,050
CenterPoint Energy, Inc.	230,667	8,949,880
Constellation Energy	281,587	92,661,834
Dominion Energy, Inc.	759,274	46,444,791
DTE Energy Co.	368,632	52,135,624
Duke Energy Corp.	100,553	12,443,434
E.ON SE	491,329	9,238,175
Edison International	634,577	35,079,416
Enel S.p.A.	2,055,519	19,495,442
Energias de Portugal S.A.	2,587,011	12,287,932
Entergy Corp.	157,800	14,705,382
National Grid PLC	1,010,692	14,570,740
NextEra Energy, Inc.	1,714,869	129,455,461
OGE Energy Corp.	318,936	14,757,169
PG&E Corp.	4,244,449	64,006,291
Pinnacle West Capital Corp.	295,607	26,504,124
Portland General Electric Co.	382,750	16,841,000
PPL Corp.	1,127,278	41,889,650
Public Service Enterprise Group, Inc.	492,200	41,079,012
RWE AG	972,622	43,186,942
Sempra Energy	663,042	59,660,519
Southern Co.	492,829	46,705,404
SSE PLC	1,066,924	24,988,880
Vistra Corp.	293,977	57,595,974
WEC Energy Group, Inc.	103,123	11,816,864
Xcel Energy, Inc.	817,056	65,895,566
		$1,084,528,679
Utilities - Water – 1.6%
United Utilities Group PLC	826,025	$12,736,704
Veolia Environnement S.A.	166,994	5,705,285
		$18,441,989
Total Common Stocks		$1,167,841,849

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 4.19% (v)	8,761,720	$8,762,596

Other Assets, Less Liabilities – 0.5%		5,643,348
Net Assets – 100.0%		$1,182,247,793

(a)	Non-income producing security.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,762,596 and
$1,167,841,849, respectively.

(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the
annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Derivative Contracts at 9/30/25
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	1,142,398	USD	820,423	Merrill Lynch International	10/17/2025	$1,073
CAD	232,299	USD	167,027	Morgan Stanley Capital Services LLC	10/17/2025	18
EUR	239,925	USD	281,383	BNP PARIBAS	10/17/2025	559
EUR	3,346,495	USD	3,923,550	HSBC Bank	10/17/2025	9,000
EUR	3,083,055	USD	3,600,329	Morgan Stanley Capital Services LLC	10/17/2025	22,646
EUR	2,166,534	USD	2,532,536	UBS AG	10/17/2025	13,410
USD	6,058,500	CAD	8,285,373	Merrill Lynch International	10/17/2025	100,505
USD	786,470	CAD	1,072,455	Morgan Stanley Capital Services LLC	10/17/2025	15,269
USD	10,821,744	GBP	8,031,337	Goldman Sachs International	10/17/2025	19,483
USD	15,299,950	GBP	11,357,610	HSBC Bank	10/17/2025	23,805
USD	6,113,113	GBP	4,537,478	State Street Corp.	10/17/2025	10,141
						$215,909
Liability Derivatives
CAD	4,519,005	USD	3,269,167	Goldman Sachs International	10/17/2025	$(19,559)
CAD	2,696,971	USD	1,952,799	Merrill Lynch International	10/17/2025	(13,412)
CAD	490,145	USD	355,378	State Street Corp.	10/17/2025	(2,916)
CAD	277,010	USD	199,507	UBS AG	10/17/2025	(310)
EUR	212,650	USD	250,242	HSBC Bank	10/17/2025	(352)
EUR	615,016	USD	724,536	Morgan Stanley Capital Services LLC	10/17/2025	(1,816)
EUR	8,533,114	USD	10,059,002	State Street Corp.	10/17/2025	(31,529)
EUR	2,224,461	USD	2,627,629	UBS AG	10/17/2025	(13,610)
USD	57,858,436	EUR	49,404,573	Barclays Bank PLC	10/17/2025	(198,096)
USD	20,260,741	EUR	17,291,601	Citibank N.A.	10/17/2025	(59,045)
USD	16,730,462	EUR	14,285,840	Deutsche Bank AG	10/17/2025	(57,182)
USD	607,800	GBP	452,530	Morgan Stanley Capital Services LLC	10/17/2025	(860)
						$(398,687)
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
9/30/25 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial
Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of September 30, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,000,790,258	$—	$—	$1,000,790,258
Germany	52,425,117	—	—	52,425,117
United Kingdom	37,725,584	14,570,740	—	52,296,324
Portugal	—	33,711,953	—	33,711,953
Italy	—	19,495,442	—	19,495,442
France	—	5,705,285	—	5,705,285
Greece	3,417,470	—	—	3,417,470
Investment Companies	8,762,596	—	—	8,762,596
Total	$1,103,121,025	$73,483,420	$—	$1,176,604,445
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$215,909	$—	$215,909
Forward Foreign Currency Exchange Contracts – Liabilities	—	(398,687)	—	(398,687)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the period ended September 30, 2025:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$23,322,150	$154,884,180	$169,437,275	$(4,901)	$(1,558)	$8,762,596

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$396,617	$—